                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ James A. Cunningham
                                                     --------------------------
                                                     James A. Cunningham

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 7, 1996


                                                     /s/ Charles H. Erhart, Jr.
                                                     --------------------------
                                                     Charles H. Erhart, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 19, 1996


                                                     /s/ Neal Gilliatt
                                                     --------------------------
                                                     Neal Gilliatt

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1996


                                                     /s/ Lawrence J. Gillis
                                                     --------------------------
                                                     Lawrence J. Gillis

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1996


                                                     /s/ Douglas B. Harper
                                                     --------------------------
                                                     Douglas B. Harper

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1996


                                                     /s/ Will J. Hoekman
                                                     --------------------------
                                                     Will J. Hoekman

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 15, 1996


                                                     /s/ Thomas C. Hutton
                                                     --------------------------
                                                     Thomas C. Hutton

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ Patrick L. Johnson
                                                     --------------------------
                                                     Patrick L. Johnson

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ Sandra E. Laney
                                                     --------------------------
                                                     Sandra E. Laney

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1996


                                                     /s/ Kevin J. McNamara
                                                     --------------------------
                                                     Kevin J. McNamara

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1996


                                                     /s/ Timothy S. O'Toole
                                                     --------------------------
                                                     Timothy S. O'Toole

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 6, 1996


                                                     /s/ D. Walter Robbins, Jr.
                                                     --------------------------
                                                     D. Walter Robbins, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 9, 1996


                                                     /s/ Jerome E. Schnee
                                                     --------------------------
                                                     Jerome E. Schnee